UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2022 (February 11, 2022)

Date of Report (Date of earliest event reported)

SPK Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40462	86-1373795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 368, 302 Buwei 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 134-3912-9879

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SPKAU	NASDAQ Capital Market
Common Stock	SPK	NASDAQ Capital Market
Rights	SPKAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On February 11, 2022, SPK Acquisition Corp., a Delaware corporation (“SPK”), entered into a Merger Agreement (the “Merger Agreement”) by and among Varian Biopharmaceuticals, Inc., a Florida corporation (“Varian”), SPK, and SPK Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SPK (“Merger Sub”). Pursuant to the terms of the Merger Agreement, a business combination between SPK and Varian will be effected through the merger of Merger Sub with and into Varian with Varian surviving the merger as a wholly owned subsidiary of SPK (the “Merger”). The board of directors of SPK has (i) approved and declared advisable the Merger Agreement, the Additional Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of SPK.

The Merger is expected to be consummated after obtaining the required approval by the stockholders of SPK and Varian and the satisfaction of certain other customary closing conditions.

Merger Consideration; Treatment of Varian Securities

The total consideration to be paid at Closing (the “Merger Consideration”) by SPK to Varian stockholders will be an amount equal to $45 million payable in 4,500,000 shares of common stock, $0.0001 par value, of SPK (“SPK Common Stock”).

At the signing of the Merger Agreement, Varian has only one class of stock, common stock, $0.0001 per share (the “Varian Common Stock”). Each share of Varian Common Stock, if any, that is owned by SPK or Merger Sub (or any other Subsidiary of SPK) or Varian (or any of its Subsidiaries) (as treasury stock or otherwise), will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no consideration will be delivered in exchange therefor. Each share of Varian Common Stock, if any, held immediately prior to the consummation of the Merger by Varian as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto. Each share of Varian Common Stock issued and outstanding immediately prior to the consummation of the Merger (other than any such shares of Varian Common Stock cancelled pursuant to the first sentence of this paragraph and any Dissenting Shares) shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: (a) corporate existence and power; (b) authorization to enter into the Merger Agreement and related transactions; (c) governmental authorization; (d) non-contravention; (e) capitalization; (f) finders’ fees; (g) related party transactions; (h) litigation; (i) compliance with laws; (j) absence of certain changes; (k) tax matters; and (l) certain representations related to securities law and activity. Varian has additional representations and warranties, including (a) corporate records; (b) subsidiaries; (c) consents; (d) financial statements; (e) books and records; (f) internal accounting controls; (g) properties; title to assets; (h) contracts; (i) licenses and permits; (j) compliance with health care laws and certain contracts; (k) intellectual property; (l) accounts payable; affiliate loans; (m) employee matters and benefits; (n) real property; (o) environmental laws; (p) powers of attorney, suretyships and bank accounts; (q) directors and officers; (r) anti-money laundering laws; and (s) insurance. SPK has additional representations and warranties, including (a) issuance of shares; (b) trust fund; (c) listing; (d) board approval; (e) SEC documents and financial statements; and (f) expenses, indebtedness and other liabilities.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, access to information, cooperation in the preparation of the Form S-4 and Proxy Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Merger and to obtain all requisite approvals of each party’s respective stockholders. SPK has also agreed to include in the Proxy Statement the recommendation of its board that its stockholders approve all of the proposals to be presented at the special meeting.

Exclusivity

Each of SPK and Varian has agreed that from the date of the Merger Agreement until the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it will not initiate, encourage or engage in any negotiations with any party relating to an Alternative Transaction (as defined in the Merger Agreement), take any action intended to facilitate an Alternative Transaction or approve, recommend or enter into any agreement relating to an Alternative Transaction. Each of SPK and Varian has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of SPK and Varian, as applicable, would be deemed a breach of such party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable law or order that makes the transactions contemplated by the Merger Agreement illegal or otherwise prohibits consummation of such transactions; (ii) receipt of any consent, approval or authorization required by any Authority (as defined in the Merger Agreement); (iii) SPK having at least $5,000,001 of net tangible assets upon consummation of the Merger; (iv) approval by Varian’s stockholders of the Merger and related transactions; (vi) approval by SPK’s stockholders of the Merger and related transactions; (v) the conditional approval for listing by the Nasdaq Stock Market of the shares of SPK Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement and the Additional Agreements and satisfaction of initial and continued listing requirements; and (vi) the Form S-4 becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”).

Solely with respect to SPK and Merger Sub, the consummation of the Merger is conditioned upon, among other things: (i) Varian having duly performed or complied with all of its obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of Varian, other than certain fundamental representations as set forth in the Merger Agreement, being true and correct in all respects unless failure to be true and correct would not have or reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on Varian’s ability to consummate the Merger and related transactions; (iii) certain fundamental representations, as set forth in the Merger Agreement, being true and correct in all respects, other than de minimis inaccuracies; (iv) no event having occurred that would result in a Material Adverse Effect on Varian or any of its subsidiaries; (v) Varian providing SPK a certificate from the chief executive officer of Varian as to the accuracy of the foregoing conditions; (vi) Varian providing SPK a certificate from the secretary which has attached true and complete copies of (a) Varian’s certified articles of incorporation, (b) Varian’s bylaws, (c) Varian’s board resolutions approving the Merger Agreement, the Additional Agreements and the transactions contemplated thereby, and (d) Varian’s certified certificate of good standing; (vii) Varian’s stockholders shall have executed and delivered to SPK each Additional Agreement to which they are each a party; (viii) Varian providing a certificate to SPK conforming to certain tax-related regulations and delivering a notice to the United States Internal Revenue Service as required under certain tax-related regulations; (ix) not more than five percent (5%) of the issued and outstanding shares of Varian Common Stock constituting Dissenting Shares (as such term is defined in the Merger Agreement); (x) Varian having delivered executed resignations of certain Varian directors as set forth in the Merger Agreement; (xi) Varian having delivered financial statements required to be included in any filings with the SEC; and (xii) cumulative Indebtedness of Varian, excluding (a) accounts payable to Person(s) un-Affiliated with Varian for goods and services incurred in the ordinary course of business consistent with past practices and (b) Indebtedness secured by Permitted Liens, shall be less than or equal to $5,000,000.

Solely with respect to Varian, the consummation of the Merger is conditioned upon, among other things: (i) SPK and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of SPK, other than certain fundamental representations as set forth in the Merger Agreement, being true and correct in all respects unless failure would not have or reasonably be expected to have a Material Adverse Effect on SPK or Merger Sub; (iii) certain fundamental representations, as set forth in the Merger Agreement, being true and correct in all respects other than de minimis inaccuracies; (iv) no event having occurred that would result in a Material Adverse Effect on SPK or Merger Sub; (v) SPK providing Varian a certificate from the chief executive officer of SPK as to the accuracy of the foregoing conditions; (vi) SPK having filed its Amended Parent Charter (as defined in the Merger Agreement) and such Amended Parent Charter being declared effective by, the Delaware Secretary of State; (vii) SPK providing Varian a certificate from the secretary of SPK which has attached true and complete copies of (a) SPK’s certified articles of incorporation, (b) SPK’s bylaws, (c) SPK’s board resolutions approving the Merger Agreement, the Additional Agreements and the transactions contemplated thereby, and (d) SPK’s certified certificate of good standing; (viii) Merger Sub providing Varian a certificate from the secretary of Merger Sub which as attached true and complete copies of (a) Merger Sub’s board resolutions approving the Merger Agreement, the Additional Agreements and the transactions contemplated thereby and (b) Merger Sub’s certified certificate of good standing; (ix) SPK, SPK Ventures I, LLC (the “Sponsor”), and any other stockholder of SPK, shall have executed and delivered to Varian each Additional Agreement to which they each are a party; (x) the size and composition of the post-closing board of directors of SPK shall have been constituted as set forth in the Merger Agreement; (xi) SPK having delivered executed resignations of certain SPK directors as set forth in the Merger Agreement, and (xii) cumulative Indebtedness of SPK, excluding (a) accounts payable to Person(s) un-Affiliated with SPK for goods and services incurred in the ordinary course of business consistent with past practices and (b) Indebtedness secured by Permitted Liens shall be less than or equal to $2,000,000.

Termination

The Merger Agreement may be terminated as follows:

(i)	In the event that the Closing of the transactions contemplated hereunder has not occurred by the 12-month anniversary of the date of the Merger Agreement (as may be extended as provided in the immediately following proviso, the “Outside Closing Date”) (provided that, if the SEC has not declared the Proxy Statement/Form S-4 effective on or prior to the four (4)-month anniversary of the date of the Merger Agreement, the Outside Closing Date shall be automatically extended by one (1) month), then SPK and Varian shall each have the right, in its sole discretion, to terminate the Merger Agreement; provided that the material breach of any representation, warranty, covenant or obligation under the Merger Agreement by the party (i.e., SPK or the Merger Sub, on one hand, or Varian, on the other hand) seeking to terminate the Merger Agreement pursuant to this Section 10.1(a) was not the cause of, or did not result in, the failure of the Closing to occur on or before the Outside Closing Date. Such right may be exercised by SPK or Varian, as the case may be, giving written notice to the other at any time after the Outside Closing Date but not after the Closing has occurred;

(ii)	In the event an Authority shall have issued an order or enacted a law, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order or law is final and non-appealable, SPK or Varian shall each have the right, in its sole discretion, to terminate the Merger Agreement without liability to the other party;

(iii)	SPK and Varian shall each have the right, in its sole discretion, to terminate the Merger Agreement if, at the Parent Stockholder Meeting (as defined in the Merger Agreement) (including any postponements or adjournments thereof), the Parent Proposals (as defined in the Merger Agreement) shall fail to be approved by the affirmative vote of SPK stockholders required under SPK’s organizational documents and applicable law;

(iv)	by mutual written consent of SPK and Varian duly authorized by each of their respective boards of directors;

(v)	by either SPK or Varian, if the other party has breached any of its covenants or representations and warranties such that it would be impossible or would reasonably be expected to be impossible to satisfy any of its closing conditions and such breach is incapable of being cured or is not cured by the earlier of (A) the Outside Closing Date and (B) five days following receipt by the breaching party of a written notice of the breach; provided that the terminating party is not then in breach of the Merger Agreement so as to prevent the satisfaction of its closing conditions; and

(vi)	by SPK if Varian has not received approval from Varian’s stockholders of the Merger and related transactions by the Company Stockholder Written Consent Deadline (as defined in the Merger Agreement), provided that SPK is not then in breach of the Merger Agreement so as to prevent the satisfaction of its closing conditions, further provided that upon Varian receiving such stockholder approval, SPK will no longer have any right to so terminate the Merger Agreement.

Effect of Termination and Termination Fees

If the Merger Agreement is terminated in accordance with its terms, the Merger Agreement will become void and of no further force and effect without liability of any party, except for liability arising out of any party’s breach of the Merger Agreement, intentional fraud or willful misconduct. In the event the merger agreement is terminated due to breach by either party, a termination fee shall be payable from the breaching party to the non-breaching party of $2,200,000 within two days of such termination.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Certain Related Agreements

Parent Stockholder Support Agreement

In connection with the execution of the Merger Agreement, SPK, Varian and certain stockholders of SPK entered into those certain Parent Stockholder Support Agreements dated February 11, 2022 (the “Parent Stockholder Support Agreements”) pursuant to which those certain SPK stockholders who are parties thereto agreed to vote all shares of SPK Common Stock beneficially owned by them, including any additional shares of SPK they acquire ownership of or the power to vote, in favor of the Merger and related transactions.

The foregoing description of the Parent Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Parent Stockholder Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Stockholder Support Agreement

In connection with the execution of the Merger Agreement, SPK, Varian and certain stockholders of Varian entered into those certain Company Stockholder Support Agreements dated February 11, 2022 (the “Company Stockholder Support Agreements”), pursuant to which those certain Varian stockholders parties thereto agreed to vote all Varian Common Stock beneficially owned by them, including any additional shares of Varian they acquire ownership of or the power to vote, in favor of the Merger and related transactions.

The foregoing description of the Company Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Company Stockholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Lock-Up Agreement

In connection with the execution of the Merger Agreement, SPK and certain Varian stockholders entered into a lock-up agreement dated February 11, 2022 (the “Company Lock-Up Agreement”), pursuant to which those certain Varian stockholders parties thereto agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any shares of SPK Common Stock held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Common Stock if any, acquired during the Company Lock-Up Period (as defined below), the “Company Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company Lock-Up Shares or otherwise, or engage in any short sales or other arrangement with respect to the Company Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 6 months after the Closing Date (the period from the date of the Company Lock-Up Agreement until such date, the “Company Lock-Up Period”).

The foregoing description of the Company Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Company Lock-Up Agreement, , a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, SPK, the Sponsor, Varian and certain holders of SPK Common Stock entered into a voting agreement (the “Voting Agreement”), pursuant to which such holders of SPK Common Stock, including any additional shares of SPK Common Stock they acquire after the signing of the Merger Agreement, vote or agree to vote in favor of certain matters relating to the nomination and election of the Board of Directors of SPK and Varian after closing of the Merger Agreement (as described in the Voting Agreement).

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Agreements to be Executed at Closing

Employment Agreements

Upon closing of the Merger, SPK, on the one hand, and each of Jeffrey Davis (the CEO of Varian) and Jonathan Lewis (the CMO of Varian), on the other hand, will enter into employment agreements pursuant to which each such person extends the terms of their existing employment agreements and includes other terms regarding such employees’ employment by SPK.

The foregoing description of the employment agreements is qualified in its entirety by reference to the full texts of each of the forms of employment agreements, copies of which are included as Exhibits E and F to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Restrictive Covenant Agreements

Upon closing of the Merger, SPK, on the one hand, and each of Jeffrey Davis (the CEO of Varian) and Jonathan Lewis (the CMO of Varian), on the other hand, will enter into Restrictive Covenant Agreements pursuant to which each such person agrees to certain confidentiality, non-disparagement and other restrictive covenants with respect to SPK.

The foregoing description of the Restrictive Covenant Agreements is qualified in its entirety by reference to the full text of the form of Restrictive Covenant Agreement, a copy of which is included as Exhibit G to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 14, 2022, SPK and Varian issued a joint press release announcing the execution the Merger Agreement.

The press release mentioned in this Item 7.01 (Exhibits 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information and Where To Find It

In connection with the Merger Agreement and transactions contemplated thereby, SPK intends to file relevant materials with the SEC, including a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus. Promptly after filing its definitive proxy statement with the SEC, SPK will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF SPK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SPK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPK, VARIAN AND THE TRANSACTION. The Registration Statement, definitive proxy statement/prospectus, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SPK with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SPK and its directors and executive officers may be deemed participants in the solicitation of proxies from SPK’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SPK will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about SPK’s directors and executive officers and their ownership of SPK Common Stock is set forth in SPK’s prospectus, dated June 7, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Varian and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SPK in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on SPK’s and Varian’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of SPK or Varian or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the SPK trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Varian at the closing should any material redemption requests be made by the SPK stockholders (since the sources of cash projected in this press release assume that no redemptions will be requested by SPK stockholders); (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) Varian’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of Varian to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of Varian’s customers; (13) the potential impact that COVID-19 may have on Varian’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which Varian’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of SPK for its initial public offering dated August 9, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in SPK’s other filings with the SEC. SPK cautions that the foregoing list of factors is not exclusive. SPK and Varian caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SPK and Varian do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated as of February 11, 2022 by and among SPK Acquisition Corp., SPK Merger Sub, Inc. and Varian Biopharmaceuticals, Inc.
10.1	Parent Stockholder Support Agreement dated as of February 11, 2022 by and among SPK Acquisition Corp., Varian Biopharmaceuticals, Inc. and certain stockholders of SPK
10.2	Company Stockholder Support Agreement dated as of February 11, 2022 by and among SPK Acquisition Corp., Varian Biopharmaceuticals, Inc. and certain stockholders of Varian Biopharmaceuticals, Inc.
10.3	Company Lock-Up Agreement dated as of February 11, 2022 by and among SPK Acquisition Corp. and certain stockholders of Varian Biopharmaceuticals, Inc.
99.1	Press Release dated February 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2022

SPK ACQUISITION CORP.

By:	/s/ Sophie Ye Tao
Name:	Sophie Ye Tao
Title:	Chief Executive Officer